EXHIBIT 10.1

Securities Purchase Agreement

Medwave, Inc.
435 Newbury Street
Danvers, Massachusetts 01923

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement is made as of the date set forth below between Medwave, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of an aggregate of (i) 1,300,000 shares (the “Shares”) of the common stock of the Company, $.01 par value per share (the “Common Stock”), and (ii) Additional Investment Rights (in the form attached hereto as Exhibit D) (the “Additional Investment Rights”) to purchase up to 575,000 additional shares of Common Stock (the “AIR Shares”) on the terms and subject to the conditions contained therein, to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) _________ Shares and (ii) ________ Additional Investment Rights, for a purchase price of $4.00 per Share, or an aggregate purchase price of $_______ (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares and the Additional Investment Rights purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February 10, 2005

[Investor Name]

By:

Name:
Title:

Address:

Facsimile:

AGREED AND ACCEPTED:

Medwave, Inc.

By:
Name:
Title:

Annex I

Terms and Conditions for Purchase of Shares and Additional Investment Rights

1. Agreement to Sell and Purchase the Shares and the Additional Investment Rights; Subscription Date.

     1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares and Additional Investment Rights described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

     1.2 Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares and Additional Investment Rights to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Shares and Additional Investment Rights commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and related Additional Investment Right and concluding upon the date (the “Subscription Date”) on which the Company has notified Adams Harkness, Inc. (in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than February 10, 2005. Each Investor must complete a Securities Purchase Agreement, a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Shares and Additional Investment Rights in the Offering.

     1.3 Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares and Additional Investment Rights to the Investor.

     2. Delivery of the Shares and Additional Investment Rights at Closing. The completion of the purchase and sale of the Shares and the Additional Investment Rights (the “Closing”) shall occur on a date specified by the Company and the Placement Agent (the “Closing Date”), which date shall not be later than February 11, 2005 (the “Outside Date”), and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor (i) one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement and (ii) an Additional Investment Right for the number of Additional Investment Rights set forth in paragraph 3 of the Securities Purchase Agreement, each such certificate and Additional Investment Right to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor. In exchange for the delivery of the stock certificates representing such Shares and the Additional Investment Rights, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit C (the “Legal Opinion”).

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     The Company’s obligation to issue and sell the Shares and the Additional Investment Rights to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) completion of purchases and sales of Shares and the Additional Investment Rights under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the Additional Investment Rights or the right of the Company or the Investor to enter into such Agreements or, in the case of the Company, the Additional Investment Rights or to consummate the transactions contemplated hereby and thereby.

     The Investor’s obligation to purchase the Shares and the Additional Investment Rights shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price of not less than five million two hundred thousand dollars ($5,200,000); (b) the delivery at Closing of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (d) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the Additional Investment Rights or the right of the Company or the Investor to enter into such Agreements or, in the case of the Company, the Additional Investment Rights or to consummate the transactions contemplated hereby and thereby; and (f) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled. In the event that the Closing does not occur on or before the Outside Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in Boston, Massachusetts are permitted or required by law to close.

     3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

     3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Company or on the transactions contemplated hereby and the other agreements and instruments entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Agreements and the Additional Investment Rights in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)).

     3.2 Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements and the Additional Investment Rights. The execution and delivery of the Agreements and the Additional Investment Rights, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements and the Additional Investment Rights have been validly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3 Non-Contravention. The execution and delivery of the Agreements and the Additional Investment Rights, the issuance and sale of the Shares and the Additional Investment Rights to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the Additional Investment Rights (including, without limitation, the obligation to deliver AIR Shares upon exercise of the Additional Rights) and the consummation of the transactions contemplated hereby and thereby will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements and the Additional Investment Rights by the Company, the valid issuance or sale of the Shares and the Additional Investment Rights by the Company pursuant to the Agreements and the valid issuance of the AIR Shares by the Company pursuant to the Additional Investment Rights, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

     3.4 Capitalization. The outstanding capital stock of the Company as of September 30, 2004 is as described in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004. The Company has not issued any capital stock since September 30, 2004 other than through the exercise of outstanding warrants or stock options. The Shares and the Additional Investment Rights to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The Company shall, so long as any of the Additional Investment Rights are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock,

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solely for the purpose of effecting the exercise of the Additional Investment Rights, 100% of the number of shares of Common Stock issuable upon exercise of the Additional Investment Rights. Upon exercise in accordance with the Additional Investment Rights, the AIR Shares will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). Assuming the accuracy of the Investor’s representations hereunder, the issuance by the Company of the Shares, the Additional Investment Rights and the AIR Shares is exempt from registration under the Securities Act. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in Note 7 to the financial statements filed with the Company’s most recent Annual Report on Form 10-K, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable or exercisable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible, exchangeable or exercisable securities or any such rights, warrants or options. Without limiting the foregoing, (i) no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, the Additional Investment Rights and the AIR Shares, except as provided in the Agreements and (ii) provided that no Investor owns, together with purchases made hereunder, more than 15% of the Common Stock, no securities or instruments containing anti-dilution or similar provisions will be triggered by the issuance of the Shares, the Additional Investment Rights and the AIR Shares. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

     3.5 Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened in writing, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports (as defined in Section 4.9). The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

     3.6 No Violations. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company or its properties are bound, which default is reasonably likely to have a Material Adverse Effect.

     3.7 Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

     3.8 Intellectual Property.

          (a) Except for matters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect, (i) the Company has ownership of, or a license or other legal

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right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

          (b) Except for matters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

          (c) The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company.

          (d) Except for matters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) the Company is not making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company, acting on behalf of the Company do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

          (e) No proceedings are pending, or to the knowledge of the Company, threatened in writing, which challenge the rights of the Company to the use of Intellectual Property, except for matters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

     3.9 Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. As of their respective dates, such financial statements complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC (as defined in Section 6.1(c)) with respect thereto. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

     3.10 No Material Adverse Change. Except as disclosed in Schedule 3.10, since September 30, 2004, there has not been (i) an event, circumstance or change that has had a Material Adverse Effect, (ii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iii) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

     3.11 Nasdaq Compliance. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is quoted on the Nasdaq

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SmallCap Market (the “Nasdaq Stock Market”), and the Company has taken no action intended to, terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. Assuming the accuracy of the Investor’s representations hereunder, the issuance of the Shares, the Additional Investment Rights and the AIR Shares does not require shareholder approval, including, without limitation, pursuant to Nasdaq Marketplace Rule 4350(i).

     3.12 Reporting Status. The Company has timely (including extensions permitted pursuant to the Exchange Act Rule 12b-25) made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the “Registration Statement”).

     3.13 No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     3.14 Accountants. BDO Seidman, LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended September 30, 2004 into the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

     3.15 Contracts. Except for matters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

     3.16 Taxes. Except for matters which are not, individually or in the aggregate, reasonably likely have a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened in writing against the Company.

     3.17 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

     3.18 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by the Agreements.

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     3.19 Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     3.20 Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares and the Additional Investment Rights as contemplated by this Agreement within the provisions of Section 5 of the Securities Act. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the sale of the Shares and the Additional Investment Rights. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by an Investor or its investment advisor) relating to or arising out of the transactions contemplated by the Agreements. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claims relating to placement agent fees, financial advisory fees or brokers’ commissions. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Shares and the Additional Investment Rights.

     3.21 Listing. The Company shall promptly secure the listing of all Shares and the AIR Shares on the Nasdaq Stock Market and comply with all requirements of the NASD with respect to the issuance of the Shares and the AIR Shares and the listing thereof on the Nasdaq Stock Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.21.

     3.22 Related Party Transactions. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act that has not been disclosed in the SEC Reports.

     3.23 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations: (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

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     3.24 Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     3.25 Sarbanes-Oxley Act. The Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are applicable to the Company as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are applicable to the Company as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

     3.26 Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided the Investor or its agents with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure (as opposed to voluntary public disclosure) or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act). The Company acknowledges and agrees that the Investor is not making or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

4. Representations, Warranties and Covenants of the Investor.

     4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares and the Additional Investment Rights, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Additional Investment Rights; (ii) the Investor understands that the Shares and the Additional Investment Rights are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares and Additional Investment Rights set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares or Additional Investment Rights and has no arrangement or understanding with any other persons regarding the distribution of such Shares and Additional Investment Rights (provided, however, that by making the representations herein, the Investor does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares or AIR Shares at any time in accordance with or pursuant to an effective registration statement or an exemption under the Securities Act); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, the Additional Investment Rights or the AIR Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use

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in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares and AIR Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Additional Investment Rights set forth in paragraph 3 of the Securities Purchase Agreement, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares and the Additional Investment Rights to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

     4.2 Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (a) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (b) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (c) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3 Short Position. The Investor has not, prior to the Closing Date, established any hedge or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a disposition by the Investor or any other person or entity. For purposes hereof, a “hedge or other position” would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

     4.4 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Additional Investment Rights.

     4.5 Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares and the Additional Investment Rights by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares and the Additional Investment Rights, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares and the AIR Shares. The Investor further acknowledges that the provisions of this Section 4.5 are for the benefit of, and may be enforced by, the Placement Agent.

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     4.6 Deemed Disposition. The Investor will not, prior to the date the Registration Statement becomes effective, enter into any transaction, including any hedging transaction, that constitutes a deemed disposition of any of the Shares or AIR Shares, that will be covered with Shares or AIR Shares registered pursuant to the Registration Statement.

     4.7 SEC Reports. The Investor has received and reviewed copies of the Company’s Annual Report on Form 10-K for the year ended September 30, 2004 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company’s Proxy Statement for its 2005 Annual Meeting of Shareholders, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and for the quarter ended December 31, 2004 (and any amendments thereto filed at least two Business Days prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since January 1, 2004 and at least two (2) Business Days prior to the date hereof (collectively, the “SEC Reports”),

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Additional Investment Rights being purchased and the payment therefor and the exercise of the Additional Investment Rights.

6. Registration of the Shares and the AIR Shares; Compliance with the Securities Act.

     6.1 Registration Procedures and Expenses. The Company shall:

          (a) subject to receipt of necessary information from the Investors, prepare and file with the Securities and Exchange Commission (“SEC”), within fifteen (15) Business Days after the Closing Date (the “Required Filing Date”), a Registration Statement on Form S-3 to enable the resale of the Shares and the AIR Shares by the Investors from time to time;

          (b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Registration Statement is filed by the Company, or one hundred and twenty (120) days in the event the SEC reviews such filing (the “Required Effectiveness Date”). If the Registration Statement has not been filed by the Required Filing Date or become effective by the Required Effectiveness Date, the Company shall, on the Business Day immediately following such date, and each 30th day thereafter, or such shorter period as may be applicable, until such registration statement is filed or effective, as applicable, make a payment to the Investor as partial compensation for such delay (the “Late Registration Payments”) equal to one percent (1%) of the Purchase Price paid for the Shares and the related Additional Investment Rights purchased by the Investor and not previously sold by the Investor until the Registration Statement is filed or effective, as applicable; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate eight percent (8%) of the Purchase Price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five (5) Business Days after the earlier of the end of each 30 day period, or such shorter period as may be applicable, following the Required Filing Date or Required Effectiveness Date, as applicable;

          (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which the Investor may sell Shares and AIR Shares, if purchased, pursuant to paragraph (k) of Rule 144 under the

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Securities Act or any successor rule (“Rule 144”) or (ii) such time as all Shares and AIR Shares, if purchased, have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

          (d) submit to the SEC, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request;

          (e) keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Shares and the AIR Shares, if purchased, covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the Securities Act or (ii) the date on which the Investors shall have sold all the Shares and the AIR Shares, if purchased, covered by such Registration Statement;

          (f) ensure that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading;

          (g) furnish to the Investor such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and the AIR Shares by the Investor;

          (h) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

          (i) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (h) of this Section 6.1 and the registration of the Shares and the AIR Shares pursuant to the Registration Statement;

          (j) advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

          (k) with a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares and AIR Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Shares and AIR Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor’s Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor

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upon request, as long as the Investor owns any Shares or any AIR Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares or AIR Shares without registration.

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and the AIR Shares.

     The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

     6.2 Transfer or Resale; Suspension.

          (a) The Investor understands that except as provided herein: (i) the Shares, the Additional Investment Rights and the AIR Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as the term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under an obligation to register the securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          (b) The Investor understands that the certificates or other instruments representing the Shares, the Additional Investment Rights and, until such time as the resale of the Shares and the AIR Shares have been registered under the Securities Act as contemplated herein, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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          (c) Except in the event that paragraph (d) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and the AIR Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(c)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(c)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(c)(i) hereof when the amendment has become effective).

          (d) Subject to paragraph (e) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the AIR Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares or AIR Shares pursuant to the Registration Statement (a “Suspension”) until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(d).

          (e) Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, and (ii) no more than two (2) Suspensions shall occur during any twelve month period (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”).

          (f) If a Suspension is not then in effect, the Investor may sell Shares and AIR Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery

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requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

          (g) The legend set forth in Section 6.2(b) shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the Shares, the Additional Investment Rights or the AIR Shares upon which it is stamped, if (a) such securities are registered for resale under the Securities Act and such registration statement is effective, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of such securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144(k). The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall be authorized to issue, in connection with the sale of the Shares or the AIR Shares , certificates representing such Shares or AIR Shares without restrictive legend, provided the Shares or AIR Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the such Investor acknowledges its obligation to comply with applicable prospectus delivery requirements. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares or AIR Shares without restrictive legend. Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for the Shares or the AIR Shares, the Company will use its commercially reasonable best efforts following the delivery by the Investor to the Company or the Company’s transfer agent of a legended certificate representing the Shares and the AIR Shares, deliver or cause to be delivered to the Investor or at the Investor’s direction a certificate representing such Shares and AIR Shares that is free from all restrictive and other legends.

     6.3 Indemnification. For the purpose of this Section 6.3:

          (a) the term “Selling Shareholder” shall mean the Investor, the directors, officers, partners, members, employees, agents, representatives of, and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

          (b) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

          (c) the term “untrue statement” shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus), in the light of the circumstances under which they were made not misleading.

          (d) (i) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (a) any untrue statement of a material fact contained in the Registration Statement or the Prospectus; (b) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder; or (c) any breach by the Company of any of its representations and warranties in this Agreement or the failure by the Company to comply with any

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agreement or covenant contained in this Agreement or to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections 4.1, 4.2, 4.3, 4.6 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

               (ii) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or the Prospectus if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify (including any reimbursement obligation) shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares and the AIR Shares pursuant to the Registration Statement.

               (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with

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appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (iv)  If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the net amount of the proceeds received by the Investor from the sale of the Shares and the AIR Shares pursuant to the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligation in this subsection to contribute is several with the Other Investors in proportion to their sales of Shares and AIR Shares to which such loss relates and not joint.

               The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

     6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares and the AIR Shares shall cease and terminate as to any particular number of the Shares or AIR Shares when such Shares and AIR Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares and AIR Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

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     6.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and the AIR Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor:

          (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

          (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders; and

          (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and the AIR Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

     6.6 Public Statements. The Company shall, on or before 8:30 a.m., New York City Time, on first Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Investor disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York City Time, on the Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Agreements in the form required by the Exchange Act, and attaching the form of the Agreements and the Additional Investment Rights as exhibits to such filing (including all attachments). The Company will not issue an public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares and the Additional Investment Rights without the Investor’s prior written consent, except as may be required by applicable law or rules of the Nasdaq stock market or any exchange on which the Company’s securities are listed.

     6.7 Additional Issuances of Securities.

          (a) For purposes of this Section 6.7, the following definitions shall apply.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

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“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

          (b) From the date hereof until the date that is twenty (20) Business Days following the effective date of the Registration Statement the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”). In addition, the Company will not, for a period of six (6) months following the Closing Date, offer for sale or sell any securities unless such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws and stockholder approval regulations of any regulatory authority with respect to the Offering.

          (c) From the date hereof until the date that is the twelve month anniversary of the effective date of the Registration Statement, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first notified the Investor of its intention to effect a Subsequent Placement and, if the Investor indicates its interest in participating in such Subsequent Placement the Company shall first comply with the provisions of Section 6.7(d) and 6.7(e). If the Investor indicates it does not wish to participate in a Subsequent Placement, the Company need not comply with Section 6.7(d) or 6.7(e) with respect to such Investor.

          (d) Prior to Closing of any Subsequent Placement, the Company shall deliver to each Investor who has indicated a desire to participate in the Subsequent Placement a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (x) identify and describe the Offered Securities; (y) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (z) offer to issue and sell to or exchange with such Investors an additional 50% of the Offered Securities, with such additional securities allocated among such Investors (a) based on such Investor’s pro rata portion of the aggregate Shares purchased under the Agreements (the “Basic Amount”), and (b) with respect to each Investor that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Investors as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

          (e) To accept an Offer, an Investor must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Investor’s receipt of the Offer Notice (the

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“Offer Period”), setting forth such Investor’s irrevocable intention to purchase such Investor’s Basic Amount and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Investor elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Investor bears to total Basic Amount of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. The purchase and sale shall be on identical terms as the Subsequent Placement and the closing of such additional sale shall occur not later than ten (10) Business Days after the closing of the sale of the Subsequent Placement.

          (f) The restrictions contained in Sections 6.7(b) and 6.7(c) shall not apply (1) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, director or consultant for services provided to the Company, or pursuant to the exercise of an securities of the Company issues thereunder; (2) pursuant to a bona fide firm commitment underwritten public offering with an underwriter which generates gross proceeds to the Company in excess of $20,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act and “equity lines”); (3) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the date hereof, provided, that the price and number of shares issuable under such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date; or (4) in connection with any bona fide strategic transaction or acquisition by the Company, whether through an acquisition for stock or a merger, of any business, assets or technologies the primary purpose of which is not to raise equity capital. The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities by the Company thereunder.

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

          (a) if to the Company, to:

Medwave, Inc.
435 Newbury Street
Danvers, MA 01923
Attention: Timothy O’Malley, President and CEO
Telephone: (978) 762-8999
Facsimile: (978) 762-8908

19

with a copy to:

Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention: Raymond C. Zemlin, PC
Telephone: (617) 570-1512
Facsimile: (617) 523-1231

          (b) if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

8. Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under the Agreement is several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under the Agreements. Nothing contained herein or in any other Agreement, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Agreements, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

20

EXHIBIT A

Medwave, Inc.

STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.	The exact name in which your Shares and Additional Investment Rights are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	If a nominee name is listed in response to item 1 above, the relationship between the Investor and such nominee:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

A-1

EXHIBIT B

Medwave, Inc.

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: Medwave, Inc.,

     The undersigned hereby acknowledges the following:

     This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the “Shares”), of Medwave, Inc. (the “Company”). The Shares and the Additional Investment Rights are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares and Additional Investment Rights to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares and the Additional Investment Rights will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares and the Additional Investment Rights. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A. Background Information

Name:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (       )

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (       )

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):                     Residence Address                                         Business Address

B. Status as Accredited Investor

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

___(1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

___(2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

___(3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

___(4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

___(5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

___(6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

___(7) an entity in which all of the equity owners are accredited investors (as defined above).

C. Representations

The undersigned hereby represents and warrants to the Company as follows:

     1. Any purchase of the Shares and the Additional Investment Rights would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

     2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares and Additional Investment Rights by the undersigned or any co-purchaser.

     3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

     4. The undersigned acknowledges that there may occasionally be times when the Company, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares and the AIR Shares will not be subject to ready liquidation, and that any Shares and AIR Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares and the Additional Investment Rights will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares and the Additional Investment Rights.

     5. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares and the Additional Investment rights:

___________________________________________

___________________________________________

___________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares and the Additional Investment Rights.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ___day of ___, 2005, and declares under oath that it is truthful and correct.

Print Name

By:

Signature

Title:

(required for any purchaser that is a corporation, partnership, trust or other entity)

Draft February 10, 2005

EXHIBIT C

FORM OF LEGAL OPINION

February ____, 2005

To:

Ladies and Gentlemen:

          We have acted as counsel for Medwave, Inc., a Delaware corporation (the “Company”), in connection with the issuance of 1,300,000 shares (the “Shares”) of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), and Additional Investment Rights (the “Additional Investment Rights”) to purchase up to an additional 575,000 shares of Common Stock (the “AIR Shares”) pursuant to those certain Securities Purchase Agreements, dated as of February ___, 2005, including the annex and exhibits thereto (collectively, the “Agreement”), each between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

          We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion.

          As to matters of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and on certificates of officers of the Company and public officials.

          Our opinions expressed below as to certain factual matters are qualified as being limited as “known to us” or by other words to the same or similar effect. Such words, as used herein, mean the information known to the attorneys in this firm who have represented the Company in connection with the matters addressed herein. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreement. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

          Based on the foregoing, we are of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement including, without limitation, the issuance and sale of the Shares.

     2. The Agreement and the Additional Investment Rights have been duly authorized by all requisite corporate action, executed and delivered by the Company. The Agreement and the Additional Investment Rights each constitutes the valid and binding obligation of the Company enforceable in accordance with its terms.

     3. The Shares and the Additional Investment Rights have been duly authorized and, upon issuance, delivery and payment therefor as described in the Agreement, will be validly issued, fully paid and nonassessable. The AIR Shares have been duly authorized and, upon issuance, delivery and payment therefor in accordance with the Additional Investment Rights, will be validly issued, fully paid and nonassessable. The AIR Shares have been duly and validly authorized and reserved for issuance by all proper corporate action.

     4. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of common stock.

     5. The execution, delivery and performance of the Agreement and the issuance and sale of the Shares, the Additional Investment Rights and the AIR Shares in accordance with the Agreement and the Additional Investment Rights will not: (a) violate or conflict with, or result in a breach of or default under, the Certificate of Incorporation or by-laws of the Company, (b) violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements and instruments filed by the Company with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party, or (c) violate any law of the United States or the Commonwealth of Massachusetts, any rule or regulation of any governmental authority or regulatory body of the United States or the Commonwealth of Massachusetts, or any judgment, order or decree known to us and applicable to the Company of any court, governmental authority or arbitrator.

     6. No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Agreement, except such as have been obtained or made and such as may be required under the federal securities laws or the Blue Sky laws of the various states.

     7. Assuming the representations made by the Investors and the Company set forth in the Agreement and the exhibits thereto are true and correct and subject to the Placement Agent’s compliance with applicable securities laws and regulations (including, without limitation, the requirements of Regulation D under the Securities Act), the offer, sale, issuance and delivery of the Shares, the Additional Investment Rights and the AIR Shares to the Investors, in the manner contemplated by the Agreement and the Additional Investment Rights, as the case may be, is exempt from the registration requirements of the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such securities.

     The opinions set forth above are subject to the following qualifications and exceptions:

     (a) Our opinion in paragraph 2 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors’ rights.

     (b) Our opinion in paragraph 2 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

     (c) Our opinion in paragraph 2 above, insofar as it relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

     (d) We express no opinion as to the compliance or the effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement or the payment obligations of the Company under Sections 6.1(b) and 6.3(d) of the Agreement if the payment obligations are construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Investor.

          Members of our firm are admitted to the bar in The Commonwealth of Massachusetts and we express no opinion as to the laws of any other jurisdiction except the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern the agreements or transactions as to which we are opining herein, we have assumed, with your permission, at your direction and without investigation or inquiry that such laws are identical to those of The Commonwealth of Massachusetts, and we are expressing no opinion herein as to whether such assumption is reasonable or correct.

          The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent.

Very truly yours,

GOODWIN PROCTER llp

EXHIBIT D

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (II) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OR QUALIFICATION UNDER SAID ACT OR (III) SUCH TRANSFER BEING MADE PURSUANT TO RULE 144 UNDER SAID ACT.

MEDWAVE, INC.

ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No.: ___
Number of Shares: ___
Date of Issuance: February ___, 2005 (“Issuance Date”)

Medwave, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, [INSERT NAME OF INVESTOR] or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 p.m., New York City time, on the Expiration Date (as defined below), ___(___) fully paid nonassessable shares of Common Stock (as defined below) (the “Additional Investment Right Shares”). Except as otherwise defined herein, capitalized terms in this Additional Investment Right shall have the meanings set forth in Section 15. This Additional Investment Right (including all Additional Investment Rights issued in exchange, transfer or replacement hereof, the “Additional Investment Rights”) is one of the Additional Investment Rights (the “SPA Additional Investment Rights”) issued pursuant to Section 1 of those certain Securities Purchase Agreements, dated as of February ___, 2005 (the “Initial Issuance Date”), between the Company and the investors (the “Purchasers”) referred to therein (the “Securities Purchase Agreements”).

1. EXERCISE OF ADDITIONAL INVESTMENT RIGHT.

          a. Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Additional Investment Right may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Additional Investment Right, (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Additional Investment Right Shares as to which this Additional Investment Right is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds. The date the Exercise Notice and the Aggregate Exercise Price are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Additional Investment Right Shares shall have the same effect as cancellation of the original Additional Investment Right and issuance of a new Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares. On or before the third Business Day following the Exercise Date, the Company shall (X) issue and deliver to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise, or (Y) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Additional Investment Right Shares with respect to which this Additional Investment Right has been exercised, irrespective of the date of delivery of the certificates evidencing such Additional Investment Right Shares. Upon surrender of this Additional Investment Right to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of the Additional Investment Right and at its own expense, issue a new Additional Investment Right (in accordance with Section 7(d)) representing the right to purchase the number of Additional Investment Right Shares purchasable immediately prior to such exercise under this Additional Investment Right, less the number of Additional Investment Right Shares with respect to which this Additional Investment Right is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Additional Investment Right, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Additional Investment Right Shares upon exercise of this Additional Investment Right.

          b. Exercise Price. For purposes of this Additional Investment Right, “Exercise Price” means $4.00, subject to adjustment as provided herein.

          c. Company’s Failure to Timely Deliver Shares. If within three (3) trading days in the case of a DWAC issuance or five (5) trading days in the case of the issuance of a physical certificate, in each case after the Company’s receipt of the facsimile copy of a Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon such holder’s exercise hereunder, and if on or after such date the Holder purchases

(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

          d. Absolute and Unconditional Obligation. The Company’s obligations to issue and deliver Additional Investment Right Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder or any other Person. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Additional Investment Right Shares upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

          e. Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Additional Investment Right Shares, the Company shall promptly issue to the Holder the number of Additional Investment Right Shares that are not disputed and resolve such dispute in accordance with Section 12.

          f. Limitations on Exercises. The Company shall not effect the exercise of this Additional Investment Right, and no Person (as defined below) who is the Holder shall have the right to exercise this Additional Investment Right, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Additional Investment Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Additional Investment Right beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Additional Investment Right, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

     2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF ADDITIONAL INVESTMENT RIGHT SHARES. The Exercise Price and the number of Additional Investment Right Shares shall be adjusted from time to time as follows:

          a. Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Additional Investment Right subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Additional Investment Right Shares will be proportionately increased. If the Company at any time after the date of issuance of this Additional Investment Right combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Additional Investment Right Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          b. Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Additional Investment Right Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Additional Investment Right Shares as otherwise determined pursuant to this Section 2.

     3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Additional Investment Right, then, in each such case:

          a. any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

          b. the number of Additional Investment Right Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of common stock (“Other Common Stock”) of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Additional Investment Right Shares, the terms of which shall be identical to those of this Additional Investment Right, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the Holder pursuant to the Distribution had the holder exercised this Additional Investment Right immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Additional Investment Right was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Additional Investment Right Shares calculated in accordance with the first part of this paragraph (b).

     4. PURCHASE RIGHTS; ORGANIC CHANGE.

          a. Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          b. Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding) to deliver to the Holder in exchange for this Additional Investment Right, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Additional Investment Right and reasonably satisfactory to the Holder (including, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding) to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Additional Investment Right as of the date of such Organic Change (without regard to any limitations on the exercise of this Additional Investment Right).

     5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, and will at all times in good faith carry out all the provisions of this Additional Investment Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Additional Investment Right above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Additional Investment Right, and (iii) will, so long as any of the SPA Additional Investment Rights are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued

Common Stock, solely for the purpose of effecting the exercise of the SPA Additional Investment Rights, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Additional Investment Rights then outstanding (without regard to any limitations on exercise).

     6. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as the Holder, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Additional Investment Right be construed to confer upon the Holder, solely in such Person’s capacity as a Holder, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Additional Investment Right Shares which such Person is then entitled to receive upon the due exercise of this Additional Investment Right. In addition, nothing contained in this Additional Investment Right shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Additional Investment Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

     7. REISSUANCE OF ADDITIONAL INVESTMENT RIGHTS.

          a. Transfer of Additional Investment Right. If this Additional Investment Right is to be transferred, the holder shall surrender this Additional Investment Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Additional Investment Right (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Additional Investment Right Shares being transferred by the Holder and, if less then the total number of Additional Investment Right Shares then underlying this Additional Investment Right is being transferred, a new Additional Investment Right (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Additional Investment Right Shares not being transferred.

          b. Lost, Stolen or Mutilated Additional Investment Right. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Additional Investment Right, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Additional Investment Right, the Company shall execute and deliver to the Holder a new Additional Investment Right (in accordance with Section 7(d)) representing the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right.

          c. Additional Investment Right Exchangeable for Multiple Additional Investment Rights. This Additional Investment Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Additional Investment Right or Additional Investment Rights (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Additional Investment Right Shares then underlying this Additional Investment Right, and each such new Additional Investment Right will represent the right to purchase such portion of such Additional Investment Right Shares as is designated by the Holder at the time of such surrender; provided, however, that no Additional Investment Rights for fractional shares of Common Stock shall be given.

          d. Issuance of New Additional Investment Rights. Whenever the Company is required to issue a new Additional Investment Right pursuant to the terms of this Additional Investment Right, such new Additional Investment Right (i) shall be of like tenor with this Additional Investment Right, (ii) shall represent, as indicated on the face of such new Additional Investment Right, the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right (or in the case of a new Additional Investment Right being issued pursuant to Section 7(a) or Section 7(c), the Additional Investment Right Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Additional Investment Rights issued in connection with such issuance, does not exceed the number of Additional Investment Right Shares then underlying this Additional Investment Right), (iii) shall have an issuance date, as indicated on the face of such new Additional Investment Right which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Additional Investment Right.

     8. NOTICES. Whenever notice is required to be given under this Additional Investment Right, unless otherwise provided herein, such notice shall be given in accordance with Section 7 of the Securities Purchase Agreements. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Additional Investment Right, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

     9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Additional Investment Right may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding; provided that no such action may increase the exercise price of any SPA Additional Investment Right or decrease the number of shares or class of stock obtainable upon exercise of any SPA Additional Investment Right without the written consent of the holder of this Additional Investment Right. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Additional Investment Rights then outstanding.

     10. GOVERNING LAW. This Additional Investment Right shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Additional Investment Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

     11. CONSTRUCTION; HEADINGS. This Additional Investment Right shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Additional Investment Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Additional Investment Right.

     12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Additional Investment Right Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Additional Investment Right Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Additional Investment Right Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

     13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Additional Investment Right shall be cumulative and in addition to all other remedies available under this Additional Investment Right and the Securities Purchase Agreements, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Additional Investment Right. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     14. TRANSFER. This Additional Investment Right may be offered for sale, sold, transferred or assigned only with the express written consent of the Company, except as may otherwise be required by the Securities Purchase Agreement.

     15. LIMITATIONS ON ISSUANCES. Notwithstanding anything to the contrary in the Additional Investment Rights or the Securities Purchase Agreements, in no event shall the Company issue, pursuant to such documents, a number of shares of Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the shares of Common Stock under the Securities Purchase Agreements and the Additional Investment Rights or otherwise be required to take any action that would create the necessity of a stockholder vote under NASD Rule 4350.

     16. CERTAIN DEFINITIONS. For purposes of this Additional Investment Right, the following terms shall have the following meanings:

     a. “Bloomberg” means Bloomberg Financial Markets.

     b. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

     c. “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

     d. “Common Stock” means (i) the Company’s common stock, par value $.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

     g. “Effective Date” means the date on which the Registration Statement (as defined in the Securities Purchase Agreement) is first declared effective by the SEC.

     “Expiration Date” means the date that is one hundred and eighty (180) days following, but not including, the Effective Date; provided, however, if, at any time after the Effective Date and prior to the original Expiration Date the Registration Statement is not effective and available for the resale of all of the Shares and the AIR Shares (each as defined in the Securities Purchase Agreements) (including during an Qualifying Suspension (as defined in the Securities Purchase Agreement)), such original Expiration Date shall automatically be extended by such number of days after the Effective Date and prior to the original Expiration Date that the Registration Statement was not effective and available for the resale of all of the Shares and the AIR Shares.

     “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

     “Principal Market” means The Nasdaq SmallCap Market.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed as of the Issuance Date set out above.

MEDWAVE, INC.

By:

Name:

Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
ADDITIONAL INVESTMENT RIGHT

MEDWAVE, INC.

To: Medwave, Inc.

     The undersigned is the holder of Additional Investment Right No. ___(the “Additional Investment Right”) issued by Medwave, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Additional Investment Right.

     1. The Additional Investment Right is currently exercisable to purchase a total of ___Additional Investment Right Shares.

     2. The undersigned holder hereby exercises its right to purchase ___Additional Investment Right Shares pursuant to the Additional Investment Right.

     3. The holder shall pay the sum of $___to the Company in accordance with the terms of the Additional Investment Right.

     4. Pursuant to this exercise, the Company shall deliver to the holder ___Additional Investment Right Shares in accordance with the terms of the Additional Investment Right.

     5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ___Additional Investment Right Shares.

Please issue the Additional Investment Right Shares in the following name and to the following address:

Issue to:

Account Number:

     (if electronic book entry transfer)

DTC Participant Number:

     (if electronic book entry transfer)

Date:                                         ,

Name of Registered Holder

By:

Name:

Title:

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Additional Investment Right]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___the right represented by the within Additional Investment Right to purchase ___shares of Common Stock of Medwave, Inc. to which the within Additional Investment Right relates and appoints ___attorney to transfer said right on the books of Medwave, Inc. with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

Address of Transferee

In the presence of: